UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): January 30, 2006

                                   IGIA, INC.
               (Exact name of registrant as specified in charter)

           Delaware                      000-23506                    33-0601498
-------------------------------  ------------------------  ---------------------------------
(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
Incorporation or Organization)
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                 521 5th Avenue, 20th Floor, New York, NY 10175
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 575-0500

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

      On January 30, 2006, IGIA, Inc. announced its operating results for the third quarter ended November 30, 2005. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934 or otherwise subject to the liabilities of that Section.
The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.


Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

      99.1  Press Release, dated January 30, 2006, issued by IGIA, Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            IGIA, INC.

Date: January 30, 2006                      By:/s/ Kurt Streams
                                               -------------------------------
                                            Name:  Kurt Streams
                                            Title: Chief Financial Officer and
                                                   Assistant Secretary